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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2008

                               BV FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

         UNITED STATES                 0-51014              14-1920944
         -------------                 -------              ----------
(State or other jurisdiction of       (Commission          (IRS Employer
incorporation or organization)        File Number)       Identification No.)

                7114 NORTH POINT ROAD, BALTIMORE, MARYLAND 21219
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (410) 477-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.04       TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
                -----------------------------------------------------------
                BENEFIT PLANS.
                --------------

         This Form 8-K is being filed to comply with the SEC requirement that notice of a covered blackout period under the Bay-Vanguard Federal Savings Bank 401(k) Profit Sharing Plan (the "Plan") be given to the registrant's directors and executive officers and also be furnished to the SEC under cover of Form 8-K. The notice sent to directors and executive officers of the registrant is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item. BV Financial, Inc. received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 on October 31, 2008.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

        (a)     Financial Statements of Businesses Acquired: Not applicable

        (b)     Pro Forma Financial Information:  Not applicable

        (c)     Shell Company Transactions:  Not applicable

        (d)     Exhibits

                Number                    Description
                ------                    ------------

                99.1 Notice sent to directors and executive officers of BV Financial, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BV FINANCIAL, INC.


Date: December 2, 2008                  By: /s/ Edmund T. Leonard
                                            ------------------------------------

                                            Edmund T. Leonard
                                            Chairman and Chief Financial Officer